Harbor Domestic Equity Funds

Supplement to Prospectus dated March 1, 2020
May 20, 2020
The following replaces the corresponding information in the “Minimum Investment Exception” section on page 49 of the Prospectus:

Retirement Class
You may purchase Retirement Class shares, notwithstanding the $1 million minimum investment amount, if you qualify for any of the exceptions discussed below. You may be required to provide written confirmation of your eligibility.
(a)	Employer-sponsored group retirement or benefit plans (with more than one participant) that maintain accounts with Harbor Funds at an omnibus or plan level, including: (i) plans established under Internal Revenue Code Sections 401(a), 403(b) or 457, (ii) profit-sharing plans, cash balance plans and money purchase pension plans, (iii) non-qualified deferred compensation plans, and (iv) retiree health benefit plans.
(b)	Certain wrap or model-driven asset allocation program accounts for the benefit of clients of financial intermediaries, as approved by the Distributor.
(c)	Omnibus accounts maintained by financial intermediaries, including investment firms, banks and broker-dealers, provided that no asset-based fees are paid to such intermediaries with respect to assets invested in Retirement Class shares.
Investors Should Retain This Supplement For Future Reference
S0520.P.DE